Tax	12 Months Ended
Mar. 31, 2020
Income Taxes [Abstract]
Tax
Tax

Tax is payable in the territories where we operate, mainly the UK and the US. This note gives further details of the total tax charge and tax liabilities, including current and deferred tax. The current tax charge is the tax payable on this year’s taxable profits. Deferred tax is an accounting adjustment to provide for tax that is expected to arise in the future due to differences in the accounting and tax bases.

The tax charge for the period is recognised in the income statement, the statement of comprehensive income or directly in equity, according to the accounting treatment of the related transaction. The tax charge comprises both current and deferred tax.
Current tax assets and liabilities are measured at the amounts expected to be recovered from or paid to the tax authorities. The tax rates and tax laws used to compute the amounts are those that have been enacted or substantively enacted by the reporting date.
The Group operates internationally in territories with different and complex tax codes. Management exercises judgement in relation to the level of provision required for uncertain tax outcomes. There are a number of tax positions not yet agreed with the tax authorities where different interpretations of legislation could lead to a range of outcomes. Judgements are made for each position having regard to particular circumstances and advice obtained.
Deferred tax is provided for using the balance sheet liability method, and is recognised on temporary differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases.
Deferred tax liabilities are generally recognised on all taxable temporary differences, and deferred tax assets are recognised to the extent that it is probable that taxable profits will be available against which deductible temporary differences can be utilised. However, deferred tax assets and liabilities are not recognised if the temporary differences arise from the initial recognition of goodwill or from the initial recognition of other assets and liabilities in a transaction (other than a business combination) that affects neither the accounting nor the taxable profit or loss.
Deferred tax liabilities are recognised on taxable temporary differences arising on investments in subsidiaries and joint arrangements except where the Company is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future.
Deferred tax is calculated at the tax rates that are expected to apply in the period when the liability is settled or the asset is realised, based on the tax rates and tax laws that have been enacted or substantively enacted by the reporting date.
The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the deferred tax asset to be recovered. Unrecognised deferred tax assets are reassessed at each reporting date and are recognised to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered.
Deferred tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when they relate to income taxes levied by the same tax authority and the Company and its subsidiaries intend to settle their current tax assets and liabilities on a net basis.

7. Tax continued
The tax charge/(credit) for the year can be analysed as follows:

	2020	2019	2018
	£m	£m	£m
Current tax:
UK corporation tax at 19% (2019: 19%; 2018: 19%)	179	132	200
UK corporation tax adjustment in respect of prior years	(4)	(12)	(18)
	175	120	182
Overseas corporation tax	(2)	8	15
Overseas corporation tax adjustment in respect of prior years	(41)	(40)	(4)
	(43)	(32)	11
Total current tax from continuing operations	132	88	193
Deferred tax:
UK deferred tax	269	27	65
UK deferred tax adjustment in respect of prior years	6	2	(2)
	275	29	63
Overseas deferred tax	64	208	(1,155)
Overseas deferred tax adjustment in respect of prior years	9	14	10
	73	222	(1,145)
Total deferred tax from continuing operations	348	251	(1,082)

Total tax charge/(credit) from continuing operations	480	339	(889)

Tax charged/(credited) to the consolidated statement of comprehensive income and equity

	2020	2019	2018
	£m	£m	£m
Current tax:
Available-for-sale investments	—	—	(11)
Cash flow hedges, cost of hedging and own credit reserve	—	3	—
Share-based payments	—	—	(3)
Deferred tax:
Available-for-sale investments	—	—	(18)
Investments at fair value through other comprehensive income	(1)	—	—
Cash flow hedges, cost of hedging and own credit reserve	(40)	(12)	(4)
Remeasurements of pension assets and post-retirement benefit obligations¹	(206)	12	530
Share-based payments	(3)	—	1
	(250)	3	495
Total tax recognised in the statements of comprehensive income from continuing operations	(247)	3	497
Total tax relating to share-based payments recognised directly in equity from continuing operations	(3)	—	(2)
	(250)	3	495

1.
Remeasurements of gains on pension assets and post-retirement benefit obligations for the year ended 31 March 2018 includes a deferred tax charge of £281 million arising on the reduction in the US corporation tax rate.

7. Tax continued
The tax charge/(credit) for the year for the continuing business, is higher (2019: lower tax charge; 2018: lower tax charge) than the standard rate of corporation tax in the UK of 19% (2019: 19%; 2018: 19%):

	2020	2019	2018
	£m	£m	£m
Profit before tax from continuing operations
Before exceptional items and remeasurements	2,346	2,489	2,500
Exceptional items and remeasurements	(592)	(648)	160
Profit before tax from continuing operations	1,754	1,841	2,660
Profit before tax from continuing operations multiplied by UK corporation tax rate of 19% (2019: 19%; 2018: 19%)	334	350	506
Effect of:
Adjustments in respect of prior years¹	(30)	(36)	(14)
Expenses not deductible for tax purposes	29	28	21
Non-taxable income²	(18)	(36)	(26)
Adjustment in respect of foreign tax rates	18	56	157
Deferred tax impact of change in UK tax rate	192	(3)	(7)
Deferred tax impact of change in US tax rate due to Tax Reform	—	—	(1,510)
Adjustment in respect of post-tax profits of joint ventures and associates included within profit before tax	(17)	(8)	(9)
Other³	(28)	(12)	(7)
Total tax charge/(credit) from continuing operations	480	339	(889)

	%	%	%
Effective tax rate – continuing operations	27.4	18.4	(33.4)

1.	Prior year adjustment is primarily due to agreement of prior period tax returns.

2.	Includes gains on chargeable disposals which are offset by previously unrecognised capital losses.

3.	Other primarily comprises a recognition of deferred tax on previously unrecognised capital losses and claims for land remediation relief.
Factors that may affect future tax charges
On 17 March 2020, the UK government utilised the Provisional Collection of Taxes Act 1968 to substantively enact a reversal of the reduction in the main UK corporation tax rate to 17% with effect from 1 April 2020. The main UK corporation tax rate therefore remains at 19%. Deferred tax balances have been calculated at this rate.
We will continue to monitor the developments driven by Brexit, the OECD’s Base Erosion and Profit Shifting (BEPS) project and European Commission initiatives including fiscal aid investigations. At this time, we do not expect this to have any material impact on our future tax charges. Governments across the world including the UK and the US have introduced various stimulus/reliefs for businesses to cope with the impact of the COVID-19 pandemic. We will monitor as the details become available for any that may materially impact our future tax charges.

7. Tax continued
Tax included within the statement of financial position
The following are the major deferred tax assets and liabilities recognised, and the movements thereon, during the current and prior reporting periods:

	Accelerated tax depreciation £m	Share- based payments £m	Pensions and other post- retirement benefits £m	Financial instruments £m	Other net temporary differences[1] £m	Total £m
Deferred tax liabilities/(assets)
At 31 March 2018 (as previously reported)	4,874	(9)	(203)	21	(1,047)	3,636
Impact of transition to IFRS 9 and IFRS 15	19	—	—	(5)	(93)	(79)
At 1 April 2018 (as restated)	4,893	(9)	(203)	16	(1,140)	3,557
Exchange adjustments and other²	275	—	(31)	(3)	(76)	165
(Credited)/charged to income statement	309	—	52	6	(124)	243
Charged/(credited) to other comprehensive income and equity	—	—	12	(12)	—	—
At 1 April 2019	5,477	(9)	(170)	7	(1,340)	3,965
Exchange adjustments and other²	210	(30)	(28)	(3)	(27)	122
(Credited)/charged to income statement	613	(7)	44	(13)	(287)	350
Charged/(credited) to other comprehensive income and equity	—	(2)	(206)	(46)	1	(253)
At 31 March 2020	6,300	(48)	(360)	(55)	(1,653)	4,184

1.
The deferred tax asset of £1,653 million as at 31 March 2020 (2019: £1,340 million) in respect of other net temporary differences primarily relates to net operating losses of £547 million (2019: £423 million) and US environmental provisions of £529 million (2019: £409 million).

2.
Exchange adjustments and other comprises foreign exchange arising on translation of the US dollar deferred tax balances. It also includes reclassification of £29 million from other temporary differences to share-based payments.

Deferred tax assets and liabilities are only offset where there is a legally enforceable right of offset and there is an intention to settle the balances net. The deferred tax balances (after offset) for statement of financial position purposes consist solely of deferred tax liabilities of £4,184 million (2019: £3,965 million). This balance is after offset of a deferred tax asset of £547 million (2019: £423 million) which has been recognised in respect of net operating losses (£535 million) and capital losses (£12 million).
Deferred tax assets in respect of some capital losses as well as trading losses and non-trade deficits have not been recognised as their future recovery is uncertain or not currently anticipated. The deferred tax asset not recognised relating to capital losses has increased due to remeasurement of opening deferred tax asset as a result of change in substantively enacted UK corporation tax rate from 17% to 19%. Hence the total deferred tax assets not recognised are as follows:

	2020	2019
	£m	£m
Capital losses	1,626	1,470
Non-trade deficits	1	4
Trading losses	6	5

The capital losses arose in the UK on disposal of certain businesses or assets. They are available to carry forward indefinitely but can only be offset against future capital gains. The UK non-trade deficits arose prior to 1 April 2017 and therefore can only be offset against future non-trade profits.
At 31 March 2020 and 31 March 2019, there were no recognised deferred tax liabilities for taxes that would be payable on the unremitted earnings of the Group’s subsidiaries or its associates as there are no significant corporation tax consequences of the Group’s UK, US or overseas subsidiaries or associates paying dividends to their parent companies. There are also no significant income tax consequences for the Group from the payment of dividends by the Group to its shareholders.